UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2014

FIVE9, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bishop Ranch 8

4000 Executive Parkway, Suite 400

San Ramon, California 94583

(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (925) 201-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 8, 2014, in connection with the initial public offering (the “IPO”) of the common stock of Five9, Inc., a Delaware corporation (the “Company”), the Company’s Amended and Restated Bylaws, attached hereto as Exhibit 3.1 (the “Bylaws”), became effective. The Bylaws are in the same form as the “form of” amended and restated bylaws filed as an exhibit to the Company’s Registration Statement on Form S-1, as amended (File No. 333-194258), filed in connection with the IPO.

On April 8, 2014, also in connection with the IPO, the Company’s Amended and Restated Certificate of Incorporation, attached hereto as Exhibit 3.2 (the “Charter”), became effective. The Charter is in the same form as the “form of” amended and restated certificate of incorporation filed as an exhibit to the Company’s Registration Statement on Form S-1, as amended (File No. 333-194258), filed in connection with the IPO.

The foregoing description of the Bylaws and the Charter is qualified in its entirety by reference to the Bylaws attached hereto as Exhibit 3.1 and the Charter attached hereto as Exhibit 3.2, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Five9, Inc.

3.2	Amended and Restated Certificate of Incorporation of Five9, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date:	April 10, 2014	By:	/s/ Barry Zwarenstein
Barry Zwarenstein
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Five9, Inc.

3.2	Amended and Restated Certificate of Incorporation of Five9, Inc.